Exhibit 10.58.2
FIRST LEASE AMENDMENT
THIS FIRST LEASE AMENDMENT (“Amendment”) is executed this 1st day of February, 2010, by and between KSK SCOTTSDALE MALL, L.P., a Delaware limited partnership (“Landlord”), and DSW SHOE WAREHOUSE, INC., a Missouri corporation (“Tenant”).
BACKGROUND:
A. Landlord and Shonac Corporation, predecessor-in-interest to Tenant entered into a certain Lease Agreement dated December 8, 2004, as assigned (the “Lease”) whereby Tenant leases from Landlord and Landlord leases to Tenant certain premises consisting of approximately 26,069 square feet of space located in a shopping center commonly known as Erskine Village, located in the City of South Bend, County of St. Joseph, State of Indiana.
B. Landlord and Tenant desire to amend the Lease in order to revise the Minimum Rent.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:
1. Minimum Rent Tenant shall pay monthly Minimum Rent in the amount of $23,896.58 beginning November 1, 2009 through October 31, 2010 (Lease Year 5). Tenant shall pay monthly Minimum Rent in the amount of $34,758.66 beginning November 1, 2015 through October 31, 2017 (Lease Years 11 and 12). Except as set forth herein, all rents and other amounts payable by Tenant remain unchanged.
2. Incorporation of Background. The above Background paragraphs are hereby incorporated into this Amendment as if fully set forth herein.
3. Examination of Amendment. Submission of this instrument for examination or signature does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.
4. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.
5. Entire Agreement. The Lease, as amended by this Amendment, constitutes the entire agreement between Landlord and Tenant regarding the Lease and the subject matter contained herein and supersedes any and all prior and/or contemporaneous oral or written negotiations, agreements or understandings.
6. Lease Ratification. The Lease, as modified herein, is in full force and effect, and the parties hereby ratify the same. The Lease and this Amendment shall be binding upon the parties and their respective successors and assigns. To the extent the terms and conditions of the Lease conflict with or are inconsistent with this Amendment, the terms and conditions of this Amendment shall control.

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed a part of an original and all of which together shall constitute one agreement. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to form one document.
8. Prohibited Persons and Transactions. To the best of its knowledge, neither Tenant nor any of Tenant’s parent, subsidiary or other entity controlled by or under common control with such parent or subsidiary (an “Affiliate”) is listed, controlled by, or acting for, or on behalf of any person or entity, appearing on the U.S. Treasury Department’s Office of Foreign Assets Control list of restrictions and prohibited persons or any replacement thereof (the “OFAC List”). To the best of its knowledge, neither Landlord nor any Affiliate of Landlord is listed, controlled by, or acting for, or on behalf of any person or entity, appearing on the OFAC List.
9. Voidable if Not Fully Executed. If a fully-executed original of this Amendment is not received by Tenant at 810 DSW Dr., Columbus, Ohio 43219 before the date that is 60 calendar days following the execution of this Amendment by Tenant, then this Amendment shall be voidable by Tenant at its option by giving written notice to Landlord under this paragraph.
[signatures appear on the following page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD:					TENANT:

KSK SCOTTSDALE MALL, L.P.,					DSW SHOE WAREHOUSE, INC.,
a Delaware limited partnership					a Missouri corporation

By:	JUBILEE-SCOTTSDALE LLC,
	an Ohio limited liability company				By:	/s/ William L. Jordan
Its:	General Partner					William L. Jordan, EVP/General Counsel

	By:	JUBILEE LIMITED PARTNERSHIP, an Ohio limited partnership
	Its:	Member

		By:	SCHOTTENSTEIN PROFESSIONAL ASSET MANAGEMENT CORPORATION, a Delaware corporation
		Its:	General Partner

		By:	/s/ Jay Schottenstein
			Its:	Chairman
{acknowledgements on next page}

STATE OF	)
) ss:

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